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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): November 18, 2004

STEWART & STEVENSON SERVICES, INC.
(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	0-8493 (Commission File Number)	74-1051605 (I.R.S. Employer Identification No.)
2707 North Loop West Houston, Texas (Address of principal executive offices)		77008 (Zip code)

Registrant's telephone number, including area code: (713) 868-7700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On November 18, 2004, Stewart & Stevenson Services, Inc. (the "Company") issued the press release attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

Exhibit 99.1    Company Press Release dated November 18, 2004, titled "Stewart & Stevenson Announces Fiscal 2004 Third Quarter Earnings Release and Conference Call Schedule"

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

STEWART & STEVENSON SERVICES, INC.
Date: November 18, 2004	By:	/s/ JOHN B. SIMMONS
	Name:	John B. Simmons
	Title:	Vice President and Chief Financial Officer

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EXHIBIT INDEX

99.1
Company Press Release dated November 18, 2004, titled "Stewart & Stevenson Announces Fiscal 2004 Third Quarter Earnings Release and Conference Call Schedule".

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  Item 7.01. Regulation FD Disclosure.
  Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX